8-K – page # of 5

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 17, 2006

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K – page # of 5

Item 1.01.	Entry into a Material Definiive Agreement

See “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 17, 2006, the board of directors of Seacoast Banking Corporation of Florida (the “Company”) ratified and approved a modification, restructuring and conversion of a revolving loan agreement with SunTrust Bank dated September 6, 2001, as amended by a first amendment on January 11, 2005 and a second amendment dated September 6, 2005, (the “Existing Loan Agreement”), which provided a revolving line of credit loan in the maximum principal amount of $15 million (the “Existing Loan”).  The modification and restructuring converts the Existing Loan to a revolving line of credit loan in the maximum principal amount of $8 million and a term loan in the amount of $12 million (the “New Loans”), for the purposes of restructuring the Existing Loan, refinancing other existing indebtedness and providing additional funding for other general corporate purposes, including but not limited to, acquisitions and capital needs of all presently owned or hereafter acquired banking subsidiaries.

The commitment termination date for the revolving loan portion of the New Loan is February 16, 2007.  The maturity date for the term loan portion of the New Loan is February 17, 2009.  The interest rate on the New Loans is the rate of the adjusted LIBOR plus 130 basis points.  Interest accrues on the outstanding balance.  For the revolving loan, interest is payable by the Company quarterly on the last day of each calendar quarter. The entire outstanding principal balance under the revolving loan and any accrued but unpaid interest is due and payable in full by the Company on the maturity date or upon any default under the loan agreement, unless extended.  For the term loan, principal is payable in equal quarterly payments in the amount of $1.5 million, together with accrued interest, on the last day of each calendar quarter, commencing on June 30, 2007.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, copies of the Amended and Restated Loan Agreement, and the related Promissory Notes, are attached hereto as Exhibits 10.1, 10.2, and 10.3 and are incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Revolving and Term Loan Agreement, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida and SunTrust Bank.

10.2	Renewal and Decrease Revolving Promissory Note, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.

10.3	Term Promissory Note, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
/s/ William R. Hahl
William R. Hahl
Executive Vice President and Chief Financial Officer

Date: March 8, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Revolving and Term Loan Agreement, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida and SunTrust Bank.

10.2	Renewal and Decrease Revolving Promissory Note, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.

10.3	Term Promissory Note, dated as of February 17, 2006, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.